EXHIBIT 99.1
LETTER OF TRANSMITTAL
BASIC ENERGY SERVICES, INC.
OFFER TO EXCHANGE ITS
11.625% SENIOR SECURED NOTES DUE 2014
THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
FOR ANY AND ALL OF ITS ISSUED AND OUTSTANDING
11.625% SENIOR SECURED NOTES DUE 2014
PURSUANT TO THE PROSPECTUS
DATED                , 2009

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                , 2009, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
Deliver to The Bank of New York Mellon Trust Company, N.A.
(the “Exchange Agent”)

By Mail, Overnight Delivery or Hand Delivery:	By Facsimile Transmission
The Bank of New York Mellon	(for Eligible Institutions Only):
Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East	(212) 298-1915
New York, New York 10286
Attention:

To Confirm by Telephone or for Information:
(212) 815 - xxxx

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt of the prospectus dated           , 2009 (the “Prospectus”) of Basic Energy Services, Inc., a Delaware corporation (the “Company”), and this Letter of Transmittal, which together describe the offer of the Company (the “exchange offer”) to exchange, pursuant to a registration statement of which the Prospectus is a part, up to $225,000,000 of 11.625% Senior Secured Notes due 2014 (the “New Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of 11.625% Senior Secured Notes due 2014 (the “Old Notes”) that have not been registered under the Securities Act. Certain terms used but not defined herein have the respective meanings given to them in the Prospectus.
     The Company reserves the right, at any time or from time to time, to extend the exchange offer at its discretion, in which event the term “expiration date” shall mean the latest date to which the exchange offer is extended. The Company shall give notice of any extension by giving oral, confirmed in writing, or written notice to the exchange agent and by making a public announcement by press release prior to 9:00 a.m., New York City time, on the first business day after the previously scheduled expiration date. The term “business day” shall mean any day that is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.
     This Letter of Transmittal is to be used by a holder of Old Notes if (i) Old Notes are to be physically forwarded herewith to the exchange agent or (ii) if delivery of Old Notes is to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering.” Tenders by book-entry transfer may also be made by delivering an agent’s message (as defined in the Prospectus) pursuant to DTC’s Automated Tender Offer Program in lieu of this Letter of Transmittal. Holders of Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes and all other documents required by this Letter of Transmittal to the exchange agent on or prior to the expiration date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures described in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering—Guaranteed Delivery.” See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.
     The term “holder” with respect to the exchange offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.
     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.
     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.
DESCRIPTION OF OLD NOTES TENDERED

Name(s) and Address(es) of Registered	Certificate or	Aggregate Principal
Holder(s) Exactly as Name(s)	Registration	Amount Represented	Principal Amount
Appear(s) on Old Notes	Number*	by Old Notes	Tendered **

Total

*	Need not be completed by book-entry holders

**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders must be in minimum denominations of $2,000 or integral multiples of $1,000 in excess thereof.
☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Old Notes:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Eligible Institution that Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Address (continued):

Area Code and Telephone Number:

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
     Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to the Company for exchange the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent as the agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of the Company in connection with the exchange offer) with respect to the tendered Old Notes with full power of substitution to:
•	deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity, and

•	present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.
     The undersigned acknowledges that this exchange offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “SEC”), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) (the “Morgan Stanley Letter”) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Notes issued in exchange for the Old Notes pursuant to the exchange offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Old Notes exchanged for such New Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act or a person that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such New Notes. The undersigned specifically represents to the Company that:
•	any New Notes acquired in exchange for Old Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such New Notes;

•	the undersigned is not participating in, and has no arrangement or understanding with any person or entity to participate in, the distribution of New Notes; and

•	neither the undersigned nor any such other person is an “affiliate” (as defined in Rule 405 under the Securities Act) of the Company or a broker-dealer tendering Old Notes acquired directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act.
     If the undersigned is not a broker-dealer, the undersigned further represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the exchange offer for the purpose of distributing the New Notes:
•	the undersigned cannot rely on the position of the staff of the SEC in the Morgan Stanley Letter and similar SEC no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 of Regulation S-K of the SEC; and

•	failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Company.
     The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by DTC.
     The Company has agreed, subject to the terms of the Registration Rights Agreement, that for a period of not more than 180 days after the date of acceptance of Old Notes for exchange, it will make the Prospectus, as amended or supplemented from time to time, available to any participating broker-dealer for use in connection with resales of the New Notes. Each participating broker-dealer, by tendering Old Notes and executing this Letter of Transmittal, or delivering an agent’s message (as defined in the Prospectus) instead of this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference in the Prospectus, in light of the circumstances under which they were made, not misleading, the participating broker-dealer will suspend the resale of New Notes under the Prospectus. Each participating broker-dealer further agrees that, upon receipt of a notice from the Company to suspend the resale of New Notes as provided above, the participating broker-dealer will suspend resales of the New Notes until (1) the Company has amended or supplemented the Prospectus to correct the misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or (2) the Company has given notice that the sale of the New Notes may be resumed, as the case may be. If the Company gives notice to suspend the resale of the New Notes as provided above, it will extend the period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers receive copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which the Company has given notice that the resale of New Notes may be resumed, as the case may be.
     For purposes of the exchange offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company gives oral or written notice thereof to the exchange agent. Any tendered Old Notes that are not accepted for exchange pursuant to the exchange offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the expiration date.
     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.
     The undersigned acknowledges that the acceptance of properly tendered Old Notes by the Company pursuant to the procedures described under the caption “The Exchange Offer—Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer.
     Unless otherwise indicated under “Special Issuance Instructions,” the Company will issue the New Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not tendered or not exchanged, in the name of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” the Company will mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, the Company will issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 5 AND 6)
☐	Check this box if your certificates have been lost, stolen, misplaced or mutilated. See Instructions 5 and 12 on the reverse side of this form.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 5 and 6)
     To be completed ONLY (i) if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.
Issue New Notes and/or Old Notes to:
Name(s):

Account No. (if Applicable):

Address:

(Include Zip Code)
Area Code and Telephone Number:

Tax Identification or
Social Security Number:

DTC Account Number:

(PLEASE PRINT OR TYPE)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5 and 6)
     To be completed ONLY if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature.
Mail or deliver New Notes and/or Old Notes to:
Name(s):

Address:

(Include Zip Code)
Area Code and Telephone Number:

Tax Identification or
Social Security Number:

Is this a permanent address change?
(check one box)
☐ Yes            ☐ No
(PLEASE PRINT OR TYPE)

IMPORTANT: PLEASE SIGN HERE WHETHER OR NOT OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

SIGNATURES REQUIRED
Signatures of Registered Holders of Old Notes
X

X

(The above lines must be signed by the registered holders of Old Notes as their names appear on the Old Notes or on a security position listing, or by persons authorized to become registered holders by a properly completed bond power from the registered holders, a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)
PLEASE PRINT OR TYPE:
Name and Capacity (Full Title):

Address (Including Zip Code):

Area Code and Telephone No.: (______)

Tax Identification or Social Security No.:

Dated:

SIGNATURE GUARANTEE (If required — see Instruction 5)
Certain signatures must be guaranteed by an eligible institution.
Authorized Signature:

(Signature of Representative of Signature Guarantor)
Name and Title:

Name of Firm:

Address (Including Zip Code):

Area Code and Telephone Number: (______)

Dated:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
     1. Delivery of this Letter of Transmittal and Old Notes or Book-Entry Confirmations. All physically delivered Old Notes or any confirmation of a book-entry transfer to the exchange agent’s account at DTC of Old Notes tendered by book-entry transfer (a “book-entry confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) or agent’s message (as defined in the Prospectus) in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the expiration date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the exchange agent before the expiration date. No Letter of Transmittal or Old Notes should be sent to the Company.
     2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes and whose Old Notes are not immediately available, who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the exchange agent prior to the expiration date or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an agent’s message (as defined in the Prospectus), must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:
•	such tender must be made by or through a firm that is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority Inc., a commercial bank or a trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “eligible institution”);

•	on or prior to the expiration date, the exchange agent must have received from the eligible institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Notes, the registration number(s) of such Old Notes and the total principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange trading days after the expiration date, this Letter of Transmittal (or facsimile hereof) or an agent’s message (as defined in the Prospectus) in lieu thereof, together with the Old Notes in proper form for transfer (or book-entry confirmation, as the case may be) and any other documents required hereby, will be deposited by the eligible institution with the exchange agent; and

•	this Letter of Transmittal (or facsimile hereof) with any required signature guarantees or an agent’s message (as defined in the Prospectus) in lieu thereof, together with the certificates for all physically tendered shares of Old Notes, in proper form for transfer (or book-entry confirmation, as the case may be) and all other documents required hereby are received by the exchange agent within three (3) New York Stock Exchange trading days after the expiration date.
     Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the expiration date. Upon request of the exchange agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.
     See “The Exchange Offer—Procedures for Tendering—Guaranteed Delivery” section of the Prospectus.
     3. Tender by Holder. Only a holder of Old Notes may tender such Old Notes in the exchange offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder.
     4. Partial Tenders. Tenders of Old Notes will be accepted only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled “Description of Old Notes Tendered” above. The entire principal amount of Old Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

     5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holders of the Old Notes tendered hereby, the signatures must correspond with the names as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.
     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holders of Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holders, such holders need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holders must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an eligible institution.
     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the names of the registered holders appear on the Old Notes.
     If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.
     Endorsements on Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an eligible institution.
     No signature guarantee is required if:
•	this Letter of Transmittal (or facsimile hereof) is signed by the registered holders of the Old Notes tendered herein (or by a participant in one of the book-entry transfer facilities whose name appears on a security position listing as the owner of the tendered Old Notes) and the New Notes are to be issued directly to such registered holders (or, if signed by a participant in one of the book-entry transfer facilities, deposited to such participant’s account at the book-entry transfer facility) and neither the box entitled “Special Delivery Instructions” nor the box entitled “Special Issuance Instructions” has been completed; or

•	such Old Notes are tendered for the account of an eligible institution.
     In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an eligible institution.
     6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) in and to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the persons signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the persons named must also be indicated.
     7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes pursuant to the exchange offer. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holders of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the persons signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes to the Company or its order pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holders or any other persons) will be payable by the tendering holders prior to the issuance of the New Notes or delivery or registering of the Old Notes. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holders.
     EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES LISTED IN THIS LETTER OF TRANSMITTAL.
     8. Tax Identification Number. Federal income tax law requires that a holder of any Old Notes that are accepted for exchange must provide the Company with its correct taxpayer identification number (“TIN”), which, in the case of a holder who is an individual, is his or her social security number. If the payor is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.
     To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), that the holder is a U.S. person and that:
•	the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends; or

•	the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.
     If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for information on which TIN to report.
     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company’s obligations regarding backup withholding.
     9. Validity of Tenders. All questions as to the form of all documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the exchange offer or defects or irregularities in tenders as to particular Old Notes. The interpretation of the terms and conditions by the Company of the exchange offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. The Company will not consider the tender of Old Notes to have been validly made until all defects and irregularities have been waived or cured. Neither the Company, the exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Old Notes nor shall any of them incur any liability for failure to give such information.
     10. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the exchange offer set forth in the Prospectus.
     11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.
     12. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.
     13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the exchange agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.
     14. Withdrawal. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal Rights.”
     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

SUBSTITUTE FORM W-9
THE INSTRUCTIONS BELOW MUST BE FOLLOWED:
     PROVIDE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO DO SO WILL CURRENTLY SUBJECT YOU TO WITHHOLDING FROM YOUR PROCEEDS.

SUBSTITUTE
FORM W-9
Department of the Treasury
Internal Revenue Service
Payer’s Request for Taxpayer
Identification Number (TIN)
Name:

PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT THE RIGHT & CERTIFY BY SIGNING & DATING BELOW	Social Security Number OR Employer Identification Number ☐ or awaiting TIN (see note below)

If you are exempt from backup withholding, please write “Exempt” in the box at the right and certify by signing and dating the Certification below.

Certification — Under penalties of perjury, I certify that:
(1)	The number shown on this form is my correct Social Security Number or Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)	I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)	I am a United States person (which includes a United States resident alien).
Certificate Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM OR IF “APPLIED FOR” IS INDICATED, FAILURE TO SUBMIT A VALID TIN PRIOR TO PAYMENT OF PROCEEDS, MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE “AWAITING TIN” BOX IN THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, backup withholding will apply to all reportable payments made to me thereafter until I provide a number. Moreover, I understand that during this 60-day period, the applicable backup withholding rate on all reportable payments made to me will be withheld commencing seven business days after the payer receives this Certificate of Awaiting Taxpayer Identification Number and terminating on the date I provide a certified TIN to the payer.

Signature	Date

Name (Please Print)

Address (Please Print)